UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 2011

DEALERTRACK HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Information
Item 9.01  Financial Statements and Exhibits

EXHIBIT INDEX

EX-2.1: ASSET PURCHASE AGREEMENT (incorporated by reference to DealerTrack’s current report on Form 8-K filed on May 25, 2011)
EX-10.1: NOTE
EX-99.1: PRESS RELEASE

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2011,  in connection with the completion of the acquisition (the “Acquisition”) of substantially all of the assets of eCarList, LLC (“eCarList”) pursuant to the Asset Purchase Agreement dated May 24, 2011 by and between DealerTrack AAX, Inc. (“Buyer”), an indirect wholly owned subsidiary of DealerTrack Holdings, Inc. (“DealerTrack”), eCarList, and certain members of eCarList (the “Asset Purchase Agreement”), DealerTrack and Buyer issued an unsecured subordinated note (the “Note”) in the principal amount of $11,587,500 to eCarList as partial consideration for the Acquisition, which amount may be reduced based on certain adjustments or damages provided for in the Asset Purchase Agreement. Interest on the Note is payable annually in arrears at a rate per annum equal to 2.685%, provided that the interest rate may be reduced based on certain factors related to retention of key individuals. The term of the Note will be two years or six years, based on certain factors related to retention of key individuals. The obligations under the Note may be accelerated, subject to certain grace periods and notice requirements, as a result of a payment default or the commencement of an insolvency proceeding or certain similar events.  The foregoing descriptions of the Asset Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to, respectively, the Asset Purchase Agreement, a copy of which was furnished as Exhibit 2.1 to DealerTrack’s current report on Form 8-K filed on May 25, 2011 and the Note, a copy of which is furnished as Exhibit 10.1 hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2011, DealerTrack completed the Acquisition .  The description of the Acquisition in Item 1.01 is incorporated herein by reference.

The initial consideration for the Acquisition is $35,332,500, subject to working capital and other customary adjustments, consisting of a cash payment of $23,450,765 (which constitutes initial cash consideration of $23,745,000 minus an initial working capital estimate adjustment) and the Note described in Item 1.01. eCarList may earn additional consideration of up to $10,000,000, consisting of up to $5,000,000 payable in each of 2012 and 2013 upon the achievement of certain revenue targets in 2011 and 2012, respectively. The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which was furnished as Exhibit 2.1 to DealerTrack’s current report on Form 8-K filed on May 25, 2011.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 1, 2011, DealerTrack and Buyer issued the Note to eCarList.  The Note is a direct financial obligation.  The description of the terms and conditions of the Note in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Information.

On July 6, 2011, DealerTrack issued a press release relating to the completion of the Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None

(b) Pro Forma Financial Information.

None

(d)  Exhibits.

Exhibit No.	Description

2.1	EX-2.1: ASSET PURCHASE AGREEMENT (incorporated by reference to DealerTrack’s current report on Form 8-K filed on May 25, 2011)
10.1	EX-10.1: NOTE
99.1	EX-99.1: PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2011

DealerTrack Holdings, Inc.

By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	EX-2.1: ASSET PURCHASE AGREEMENT (incorporated by reference to DealerTrack’s current report on Form 8-K filed on May 25, 2011)
10.1	EX-10.1: NOTE
99.1	EX-99.1: PRESS RELEASE